                                                                    Exhibit 99.2


                                                                  EXECUTION COPY

                           LIQUIDATING TRUST AGREEMENT

          This Liquidating Trust Agreement (the "Trust Agreement"), dated as of December 9, 2003 by and among the debtors listed on Exhibit A (collectively, the "Debtors") and the individuals listed on Exhibit B (each individually a "Trustee", and collectively the "Liquidating Trustee"), executed in connection with the Debtors' Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code dated October 28, 2002, (as amended, modified and supplemented from time to time, the "Plan"). Capitalized terms used in this Trust Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Plan.

                               W I T N E S S E T H

          WHEREAS, Global Crossing Ltd., a Bermuda corporation ("GCL"), and 79 of its direct and indirect subsidiaries (the "US Debtors") commenced reorganization cases by filing petitions for relief under Chapter 11 of title 11 of the United States Code, 11 U.S.C. (S) 101-1330 (as amended, the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") (collectively, the "Reorganization Cases");

          WHEREAS, GCL and 15 of its direct and indirect subsidiaries (the "Bermuda Debtors") commenced restructuring proceedings before the Supreme Court of Bermuda (the "Bermuda Court") (collectively, the "Bermuda Proceedings");

          WHEREAS, on October 28, 2002, the US Debtors filed their Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code (as amended, modified and supplemented from time to time, the "Plan");

          WHEREAS, on October 24, 2002, the Bermuda Debtors each filed a Scheme of Arrangement with the Bermuda Court (the "Schemes of Arrangement");

          WHEREAS, their terms in the Schemes of Arrangement (the "Schemes") provide for the treatment of claims against the Bermuda Debtors and all distributions to creditors of the Bermuda Debtors to be made in accordance with the terms of the Plan;

          WHEREAS, on December 26, 2002, the Bankruptcy Court entered an order confirming the Plan (the "Confirmation Order");

          WHEREAS, on January 3, 2003, the Bermuda Court entered a sanction order with respect to the Schemes (the "Sanction Order");

          WHEREAS, the Plan provides for the sale of substantially all of the Debtors' assets, other than, among other things, the Liquidating Trust Assets, and the transfer of the Reorganized Subsidiary Debtors to the Investors pursuant to the terms of the Purchase Agreement;

          WHEREAS, the Liquidating Trust is created pursuant to, and to effectuate certain provisions of, the Plan and the Schemes and to hold the Liquidating Trust Assets;

          WHEREAS, the Liquidating Trust is intended to qualify as a liquidating trust within the meaning of Treasury Regulations Section 301.7701-4(d); and

          WHEREAS, the Liquidating Trust is established for the sole purpose of liquidating its assets for the benefit of the holders of the Allowed Claims in Classes C, D, E, and F (whether Allowed on or after the Effective Date) (collectively, the "Beneficiaries"), in accordance with Treasury Regulations
Section 301.7701-4(d), with no objective or authority to continue or engage in the conduct of a trade or business except to the extent reasonably necessary to, and consistent with, the liquidating purpose of this Liquidation Trust and the Plan and Schemes;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Plan and the Schemes, the Debtors, the Liquidating Trustee and the Estate Representative agree as follows:

                                   ARTICLE 1

                     ESTABLISHMENT OF THE LIQUIDATING TRUST

     1.1 Establishment of Liquidated Trust. Pursuant to the Plan and the Schemes, the Debtors and the Liquidating Trustee hereby establish the Liquidating Trust on behalf of the Beneficiaries. The Liquidating Trustee agrees to accept and hold the Liquidating Trust Assets in trust for the Beneficiaries subject to the terms of this Trust Agreement.

     1.2 Purpose of the Liquidating Trust. The Liquidating Trust shall be established for the sole purpose of liquidating the Liquidating Trust Assets and, if required, fund the winding down of the Reorganization Cases, in accordance with Treasury Regulations Section 301.7701-4(d), with no objective to continue or engage in the conduct of a trade or business. Accordingly, the Liquidating Trustee shall, in an expeditious but orderly manner, liquidate and convert to Cash the Liquidating Trust Assets, make distributions, and not unduly prolong the duration of the Liquidating Trust. The liquidation of the Liquidating Trust Assets may be accomplished either through the sale of Liquidating Trust Assets (in whole or in combination), including, without limitation, the sale of any Estate Representative Claims or through the prosecution or settlement of any Estate Representative Claims, or otherwise.

     1.3 Transfer of Assets and Rights to the Liquidating Trustee. (a) As of the Effective Date, the Debtors hereby transfer, assign, and deliver to the Liquidating Trustee, (i) all of their right, title, and interest in the Liquidating Trust Assets free and clear of any lien or Claim in such property of any other Person or entity except as otherwise provided in the Plan or the Schemes, (ii) all of their rights with respect to the Liquidating Trust Assets including attorney-client privilege and work product and hereby waive their right and the right of any legal, financial or other advisors to assert such rights as a defense or otherwise, and the Liquidating Trustee on behalf of the Liquidating Trust hereby assumes and agrees that all such Liquidating Trust Assets will be transferred to the Liquidating Trust free and clear of any and all liabilities except to the extent otherwise provided in the Plan or the Schemes. (b) On or prior to the Effective Date, the Debtors shall deliver or cause to be delivered to the Liquidating Trustee any and all documents required in connection with the Estate Representative Claims (including those maintained in electronic format and original documents) whether held by the Debtors, their agents, advisors, attorneys, accountants or any other professional hired by the Debtors and provide access to such employees of the Debtors, their agents, advisors, attorneys, accountants or any other professional hired by the Debtors with knowledge of matters relevant to the Estate Representative Claims. (c) At any time and from time

--------------------------------------------------------------------------------
Liquidating Trust Agreement
to time on and after the Effective Date, the Debtors (including the Reorganized Subsidiary Debtors) agree (i) at the reasonable request of the Liquidating Trustee to execute and deliver any instruments, documents, books, and records (including those maintained in electronic format and original documents as may be needed), and (ii) take, or cause to be taken, all such further action as the Liquidating Trustee may reasonably request in order to evidence or effectuate the transfer of the Liquidating Trust Assets to the Liquidating Trust and consummation of the transactions contemplated hereby and by the Plan and the Schemes and to otherwise carry out the intent of the parties hereunder and under the Plan and the Schemes.

     1.4 Bermuda Contingency Fund. When the Estate Representative transfers the Bermuda Contingency Fund (including any monies tendered in reimbursement for funds expended from the Bermuda Contingency Fund) to the Liquidating Trust such funds will be Liquidating Trust Assets and be held by the Liquidating Trustee for the benefit of the Beneficiaries.

     1.5 Title to Liquidating Trust Assets.

          (a) The transfer of the Liquidating Trust Assets to the Liquidating Trust shall be made by the Debtors for the benefit and on behalf of the Beneficiaries. In this regard, the Liquidating Trust Assets will be treated for tax purposes as being transferred by the Debtors to Beneficiaries, and then by such holders to the Liquidating Trust in exchange for interests in the Liquidating Trust (the "Liquidating Trust Interests") for the benefit of such Beneficiaries in accordance with the Plan. Upon the transfer of the Liquidating Trust Assets, the Liquidating Trustee shall succeed to all of the Debtors' right, title and interest in the Liquidating Trust Assets and the Debtors will have no further interest in or with respect to the Liquidating Trust Assets or this Liquidating Trust.

          (b) For all federal income tax purposes, all parties (including, without limitation, the Debtors, the Liquidating Trustee, and the Beneficiaries shall treat the transfer of Liquidating Trust Assets to the Liquidating Trust, as set forth in this Section 1.5 and in accordance with the Plan and the Schemes, as a transfer to the Beneficiaries (and, as provided in the Plan, in respect of any Disputed Claims, to the Liquidating Trustee to be held in the Liquidating Trust Disputed Claims Reserve), followed by a transfer by such Beneficiaries to the Liquidating Trust, and the Beneficiaries of this Liquidating Trust shall be treated as the grantors and owners hereof.

     1.6 Reliance. The Liquidating Trustee may rely upon the Debtors' filed schedules and statements of financial affairs in the Reorganization Cases and the Bermuda Proceedings and all other information provided by the Debtors or their representatives to the Liquidating Trustee concerning Claims filed against the Debtors, and their reconciliation and documents supporting such reconciliation.

     1.7 Valuation of Liquidating Trust Assets. As soon as possible after the Effective Date, but in no event later than March 31, 2004, (i) the Liquidating Trustee shall make a good faith valuation (as of the Effective Date) of the Liquidating Trust Assets, and (ii) the Liquidating Trustee shall apprise the Beneficiaries, in writing of such valuation (and indicate in such writing, such Beneficiaries' respective percentage ownership interests in the Liquidating Trust based on such holders' relative beneficial interests in the Liquidating Trust as of the Effective Date). The valuation shall be used consistently by all parties (including, without limitation, the Debtors, the

--------------------------------------------------------------------------------
Liquidating Trust Agreement

Liquidating Trustee, and the Beneficiaries) for all purposes, including, without limitation, federal income tax purposes.

     1.8 Governance of the Liquidating Trust. The Liquidating Trust shall be governed by the Liquidating Trustee. The Liquidating Trustee's powers are exercisable solely in a fiduciary capacity consistent with, and in furtherance of, the purposes of this Liquidating Trust and not otherwise, except that the Liquidating Trustee may deal with the Liquidating Trust Assets for its own account as provided herein. The Trustees shall act as co-trustees of the Liquidating Trust under this Trust Agreement. Except for the following, approval of at least three (3) Trustees shall constitute the act of the Liquidating
Trustee: as set forth in Section 5.8(j)(i)(y) of the Plan, all decisions (including and without limitation, as applicable, decisions related to the selection of counsel to be retained, compensation for such counsel, the manner of prosecution of claims and counterclaims, the settlement of claims and counterclaims) with respect to Estate Representative Claims that are in a facial amount of less than $1,000,000 and which claims are against a holder of a Disputed Claims shall be made exclusively by the three Trustees that constitute the Claims Subcommittee. For these purposes, approval of a majority of the Trustees comprising the Claims Subcommittee shall constitute the act of the Claims Subcommittee. Subject to the terms and conditions of this Trust Agreement, the Liquidating Trustee may delegate responsibility for discrete issues or decisions to one or more Trustees or third parties subject to continued oversight by the Liquidating Trustee.

     1.9 Appointment of the Liquidating Trustee. As of the date hereof the Liquidating Trustee shall be comprised of the four Trustees listed on Exhibit B attached hereto. As soon as practicable after the date hereof, the four Trustees, each of whom is an Estate Representative, shall appoint a fifth Estate Representative in accordance with Section 5.8 of the Plan, who shall be the fifth Trustee hereunder. Such fifth Trustee shall be referred to herein as the "Consensual Trustee".

     1.10 Funding of the Liquidating Trust. The Liquidating Trustee may from time to time make withdrawals from the Liquidating Trust Assets in amounts and at times that the Liquidating Trustee, in its sole discretion, deems necessary or appropriate to fund any and all costs and expenses that the Liquidating Trustee and the Liquidating Trust incur subsequent to the Effective Date in accordance with this Trust Agreement, the Plan and the Schemes.

                                   ARTICLE 2

                         LIQUIDATING TRUST BENEFICIARIES

     2.1 Identification of Beneficiaries of Liquidating Trust. The Beneficiaries of the Liquidating Trust are the holders of the Liquidating Trust Interests and shall be recorded and set forth in a register maintained by the Liquidating Trustee expressly for such purpose. All references in this Trust Agreement to the Beneficiaries or the holders of Liquidating Trust Interests shall be read to mean holders of record as set forth in the official register maintained by the Liquidating Trustee and shall not mean any beneficial owner not recorded on such official registry. Unless expressly provided herein, the Liquidating Trustee may establish a record date that it deems practicable for determining the Beneficiaries for a particular purpose. The distribution of Liquidating Trust Interests to the Beneficiaries shall be accomplished as set forth in the Plan.

--------------------------------------------------------------------------------
Liquidating Trust Agreement

     2.2 Allocation of Beneficial Interests. Each holder of an Allowed Class C Claim is hereby allocated its proportional share in accordance with the terms of the Credit Agreement of 50% of the beneficial interests in the Liquidating Trust. Each holder of an Allowed GC Holdings Notes Claim is hereby allocated its Ratable Proportion of 37.95% of the beneficial interests in the Liquidating Trust. Each holder of an Allowed GCNA Notes Claim is hereby allocated its Ratable Proportion of 6.16% of the beneficial interests in the Liquidating Trust. Each holder of an Allowed General Unsecured Claim is hereby allocated its Ratable Proportion of 5.89% of the beneficial interests in the Liquidating Trust.

     2.3 Additional Beneficiaries. From and after the Effective Date, any holder of a Disputed Claim in Class F whose Claim becomes an Allowed General Unsecured Claim as a result of settlement or resolution of such Disputed Claim will be admitted as a Beneficiary and will receive its Ratable Proportion of the 5.89% of beneficial interests allocated to Allowed Class F Claims.

     2.4 Transferability of Liquidating Trust Interests. The Liquidating Trust Interests shall not be transferable, provided that the Liquidating Trust Interests shall be assignable or transferable by will, intestate succession, or operation of law and that the executor or administrator of the estate of a holder of a Liquidating Trust Interest may mortgage, pledge, grant a security interest in, hypothecate or otherwise encumber, the Liquidating Trust Interests held by the estate of such holder if necessary in order to borrow money to pay estate, succession or inheritance taxes or the expenses of administering the estate of the holder, upon written notice to, and written consent of, the Liquidating Trustee, which consent may not be unreasonably withheld.

     2.5 Annual Distribution; Withholding. In the discretion of the Liquidating Trustee but not less frequently than annually, subject to the withholding of property on account of Disputed Claims pursuant to the provisions of Article 5 hereof, the Liquidating Trustee shall distribute from the Liquidating Trust to each holder of a Liquidating Trust Interest Cash on hand (including, without limitation, all net Cash income plus all net Cash proceeds from the liquidation of Liquidating Trust Assets, including, without limitation, as Cash for this purpose, all permissible investments described in Section 3.12 below) pro rata in proportion to such holders' respective Liquidating Trust Interests; provided, however, that no annual distribution will be required unless such aggregate distribution would be at least $500,000. Notwithstanding anything to the contrary herein, prior to making any distribution to holders of Liquidating Trust Interests, the Liquidating Trustee may retain such amounts (i) as are reasonably necessary to meet contingent liabilities and to maintain the value of the Liquidating Trust Assets during liquidation, (ii) to pay reasonable estimated expenses (including, without limitation, any taxes imposed on the Liquidating Trust or the Liquidating Trust Disputed Claims Reserve or in respect of the Liquidating Trust Assets), and (iii) to satisfy other liabilities incurred or assumed by the Liquidating Trust (or to which the Liquidating Trust Assets are otherwise subject), all for the term of the Liquidating Trust and in accordance with this Trust Agreement, the Plan or the Schemes. The Liquidating Trustee may withhold from amounts distributable to any Person any and all amounts, determined in the Liquidating Trustee's reasonable sole discretion, required by any law, regulation, rule, ruling, directive or other governmental requirement.

     2.6 Manner of Payment or Distribution. All Distributions made by the Liquidating Trustee to holders of Liquidating Trust Interests shall be payable to the holders of Liquidating Trust Interests of record as of the 15th day prior to the date scheduled for the distribution, unless such

--------------------------------------------------------------------------------
Liquidating Trust Agreement
day is not a Business Day, then such day shall be the following Business Day (the "Record Date"). If the Distribution shall be in Cash, the Liquidating Trustee shall distribute such Cash by wire, check, or such other method as the Liquidating Trustee deems appropriate under the circumstances.

                                   ARTICLE 3

                             THE LIQUIDATING TRUSTEE

     3.1 Role of the Liquidating Trustee. In furtherance of and consistent with the purpose of the Liquidating Trust, this Plan, and the Schemes, the Liquidating Trustee shall, for the benefit of the Beneficiaries, (i) have the power and authority to hold, manage, and distribute the Liquidating Trust Assets, and (ii) have the power and authority to hold, manage, and distribute the Cash or non-Cash Liquidating Trust Assets obtained through the exercise of its power and authority. In all circumstances, the Liquidating Trustee shall act in the best interests of all Beneficiaries of the Liquidating Trust and in furtherance of the purpose of the Liquidating Trust.

     3.2 Authority of Liquidating Trustee. In connection with the administration of the Liquidating Trust, except as set forth in this Trust Agreement, the Liquidating Trustee is authorized to perform any and all acts necessary or desirable to accomplish the purposes of the Liquidating Trust. Without limiting, but subject to, the express purpose of the Liquidating Trustee and to Section
3.3 hereof, the Liquidating Trustee shall be expressly authorized, but shall not be required, to:

          (a) hold legal title to any and all rights of the holders of the Liquidating Trust Interests in or arising from the Liquidating Trust Assets, including, without limitation, collecting, receiving any and all money and other property belonging to the Liquidating Trust and the right to vote any claim or interest in a case under the Bankruptcy Code and receive any distribution therein;

          (b) perform the duties, exercise the powers, and assert the rights of a trustee under Sections 704 and 1106 of the Bankruptcy Code, including, without limitation, commencing, prosecuting or settling causes of action, enforcing contracts, and asserting claims, defenses, offsets and privileges;

          (c) protect and enforce the rights to the Liquidating Trust Assets by any method deemed appropriate including, without limitation, by judicial proceedings or pursuant to any applicable bankruptcy, insolvency, moratorium or similar law and general principles of equity;

          (d) borrow funds, incur or assume liabilities, and pledge Liquidating Trust Assets on behalf of the Liquidating Trust in furtherance of or in connection with the Liquidating Trustee's or the Liquidating Trust's duties, powers, authority, and obligations under this Trust Agreement, and determine and satisfy any and all liabilities created, incurred or assumed by the Liquidating Trust;

          (e) file, if necessary, any and all tax and information returns with respect to the Liquidating Trust and the Liquidating Trust Disputed Claims Reserve and pay taxes, if any, properly payable by the Liquidating Trust or the Liquidating Trust Disputed Claims Reserve;

          (f) pay all expenses and make all other payments relating to the Liquidating Trust Assets;

--------------------------------------------------------------------------------
Liquidating Trust Agreement

          (g) obtain reasonable insurance coverage with respect to its liabilities and obligations as Liquidating Trustee under this Trust Agreement (in the form of an errors and omissions policy or otherwise);

          (h) obtain insurance coverage with respect to real and personal property that may become Liquidating Trust Assets, if any;

          (i) retain and pay such counsel and other professionals as the Liquidating Trustee in its sole discretion may select to assist the Liquidating Trustee in its duties, on such terms as the Liquidating Trustee deems appropriate, without Bankruptcy Court approval. The Liquidating Trustee may commit the Liquidating Trust to and shall pay such counsel and other professionals reasonable compensation for services rendered and expenses incurred. A law firm or professional shall not be disqualified from serving the Liquidating Trustee solely because of its current or prior retention as counsel or professional to the parties in interest in the Reorganization Cases or the Bermuda Proceedings;

          (j) retain and pay an independent public accounting firm to perform such reviews and/or audits of the financial books and records of the Liquidating Trust and the Liquidating Trust Disputed Claims Reserve as may be appropriate in the Liquidating Trustee's sole discretion and to prepare and file any tax returns or informational returns for the Liquidating Trust and the Liquidating Trust Disputed Claims Reserve as may be required. The Liquidating Trustee may commit the Liquidating Trust to and shall pay such independent public accounting firm reasonable compensation for services rendered and expenses incurred;

          (k) retain and pay such third parties as the Liquidating Trustee, in its sole discretion, may deem necessary or appropriate to assist the Liquidating Trustee in carrying out its powers and duties under this Trust Agreement. The Liquidating Trustee may commit the Liquidating Trust to and shall pay all such persons or entities reasonable compensation for services rendered and expenses incurred, as well as commit the Liquidating Trust to indemnify any such parties in connection with the performance of services;

          (l) employ such employees as the Liquidating Trustee, in its sole discretion and as consistent with the purposes of the Liquidating Trust, may deem necessary or appropriate to assist the Liquidating Trustee in carrying out its powers and duties under this Trust Agreement. The Liquidating Trustee may commit the Liquidating Trust to and shall pay all such employees reasonable salary in the amounts it shall determine to be appropriate and any employee benefits it may establish pursuant to Section 3.2(m) below. If the Liquidating Trustee employs employees pursuant to this Section 3.2(l), the Liquidating Trustee shall establish payroll procedures and pay any and all federal, state or local tax withholding required under applicable law with respect to any such employees, and it will take all other actions it deems necessary to effectuate the provisions of this Section 3.2(l);

          (m) establish and adopt or cease to provide such employee benefits for the benefit of any employees described in Section 3.2(l) above as the Liquidating Trustee, in its sole discretion and as consistent with the purposes of the Liquidating Trust, may deem necessary or appropriate, including, without limitation, the adoption of any group health plan;

--------------------------------------------------------------------------------
Liquidating Trust Agreement

          (n) assert or waive any privilege or defense on behalf of the Liquidating Trust or, with respect to the Liquidating Trust Assets, the Debtors;

          (o) compromise, adjust, arbitrate, sue on or defend, pursue, prosecute abandon, exercise rights, powers, and privileges with respect to, or otherwise deal with and settle, in accordance with the terms set forth herein, Estate Representative Claims and all causes of action in favor of or against the Liquidating Trust as the Liquidating Trustee shall deem advisable;

          (p) avoid and recover transfers of the Debtors' property as may be permitted by the Bankruptcy Code or applicable state law;

          (q) execute offsets and assert counterclaims against Claims as provided for in the Plan;

          (r) in its sole discretion (subject to Section 2.4 hereof and this Section 3.2), take all appropriate action with respect to the Liquidating Trust Assets consistent with the purpose of the Liquidating Trust, including without limitation the avoidance of any transfer or obligation, and the filing, prosecution, settlement or other resolution of claims and causes of action, including without limitation those based upon Sections 510, 542-550, or 553(b) of the Bankruptcy Code;

          (s) invest any moneys held as part of the Liquidating Trust in accordance with the terms of Section 3.12 hereof, limited, however, to such investments that are consistent with the Liquidating Trust's status as a liquidating trust within the meaning of Treasury Regulations Section 301.7701-4(d);

          (t) request any appropriate tax determination with respect to the Liquidating Trust or the Liquidating Trust Disputed Claims Reserve, including, without limitation, a determination pursuant to Section 505 of the Bankruptcy Code;

          (u) establish and maintain a website for the purpose of providing notice of Liquidating Trust activities in lieu of sending written notice to holders of Liquidating Trust Interests, subject to providing notice of such website to such holders;

          (v) take or refrain from taking any and all actions the Liquidating Trustee reasonably deems necessary or convenient for the continuation, protection and maximization of the Liquidating Trust Assets or to carry out the purposes hereof; and

          (w) seek the examination of any entity, and subject to, the provisions of Bankruptcy Rule 2004.

          The Liquidity Trustee hereby delegates its powers in 3.2(n) through
(r) to the Estate Representative and the Claims Subcommittee, as applicable, and may delegate such other powers as the Liquidating Trustee deems necessary for the resolution and conversion to Cash of the Estate Representative Claims and Disputed Claims. The Liquidation Trustee hereby acknowledges that the Estate Representative and Claims Subcommittee shall have such other powers, duties and authority as set forth in the Plan or Schemes with respect to Estate Representative Claims and the resolution of Disputed Claims.

--------------------------------------------------------------------------------
Liquidating Trust Agreement

     3.3 Limitation of Liquidating Trustee's Authority.

          (a) Notwithstanding anything herein to the contrary, the Liquidating Trustee shall not be authorized to engage in any trade or business, and shall not take such actions inconsistent with the orderly liquidation of the Liquidating Trust Assets as are required or contemplated by applicable law, the Plan, the Schemes and this Trust Agreement.

          (b) The Liquidating Trust shall not hold 50% or more of the stock (in either vote or value) of any entity that is treated as a corporation for federal income tax purposes, nor be the sole member of a limited liability company, nor have any interest in an entity that is treated as a partnership for federal income tax purposes, unless such stock, membership interest, or partnership interest was obtained involuntarily or as a matter of practical economic necessity in order to preserve the value of the Liquidating Trust Assets.

     3.4 Books and Records. The Liquidating Trustee shall maintain in respect of the Liquidating Trust and the holders of Liquidating Trust Interests books and records relating to the Liquidating Trust Assets and income of the Liquidating Trust and the payment of expenses of, and liabilities of claims against or assumed by, the Liquidating Trust in such detail and for such period of time as may be necessary to enable it to make full and proper accounting in respect thereof. Such books and records shall be maintained on a modified cash or other comprehensive basis of accounting necessary to facilitate compliance with the tax reporting requirements of the Liquidating Trust and the Liquidating Trust Disputed Claims Reserve. Except as otherwise may be expressly provided in this Trust Agreement, nothing in this Trust Agreement requires the Liquidating Trustee to file any accounting or seek approval of any court with respect to the administration of the Liquidating Trust, or as a condition for managing any payment or distribution out of the Liquidating Trust Assets.

     3.5 Additional Powers. Except as otherwise set forth in this Trust Agreement or in the Plan or the Schemes, and subject to the Treasury Regulations governing liquidating trusts and the retained jurisdiction of the Court as provided for in the Plan, but without prior or further authorization, the Liquidating Trustee may control and exercise authority over the Liquidating Trust Assets and over the protection, conservation and disposition thereof. No Person dealing with the Liquidating Trust shall be obligated to inquire into the authority of the Liquidating Trustee in connection with the protection, conservation or disposition of the Liquidating Trust Assets.

     3.6 Tax and Reporting Duties of the Liquidating Trustee. The Liquidating Trustee shall be responsible for all tax and other matters as set forth in
Article 4.

     3.7 Compliance with Laws. Any and all distributions of Liquidating Trust Assets and proceeds of borrowings, if any, shall be in compliance with applicable laws, including, without limitation, applicable federal and state securities laws.

     3.8 Costs and Expenses of the Liquidating Trustee. The costs and expenses of the Liquidating Trust, including the fees and expenses of the Liquidating Trustee and its retained professionals shall be paid first out of the Estate Representative Expense Fund and then out of the Liquidating Trust Assets. Fees and expenses incurred in connection with the prosecution and

--------------------------------------------------------------------------------
Liquidating Trust Agreement
settlement of Estate Representative Claims shall be considered costs and expenses of the Liquidating Trust.

     3.9 Compensation of the Liquidating Trustee. The Trustees comprising the Liquidating Trustee shall be entitled to reasonable compensation in an amount consistent with that of similar functionaries in similar types of reorganization proceedings, provided, however, that they shall not receive double compensation for functions that they perform as both Liquidating Trustee and Estate Representative.

     3.10 Retention of Professionals by the Liquidating Trustee. The Liquidating Trustee (acting through all Trustees or through the Claims Subcommittee, as the case may be) may retain and compensate counsel and other professionals to assist in its duties as Liquidating Trustee on such terms as the Liquidating Trustee deems appropriate without Bankruptcy Court approval. The Liquidating Trustee may retain any professional who represented parties in interest in the Reorganization Cases or the Bermuda Proceedings.

     3.11 Reliance by Liquidating Trustee. Except as otherwise provided in
Article 8 hereof:

          (a) the Liquidating Trustee and each Liquidating Trustee may rely, and shall be protected in acting upon, any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, or other paper or document believed by him to be genuine and to have been signed or presented by the proper party or parties; and

          (b) Persons dealing with the Liquidating Trustee shall look only to the Liquidating Trust Assets to satisfy any liability incurred by the Liquidating Trustee to such person in carrying out the terms of this Trust Agreement, and neither the Liquidating Trustee nor any Trustee shall have any personal obligation to satisfy any such liability.

     3.12 Investment and Safekeeping of Trust Assets. The right and power of the Liquidating Trustee to invest Liquidating Trust Assets, the proceeds thereof, any cash withdrawn from the Estate Representative Expense Fund, or any income earned by the Liquidating Trust, shall be limited to the right and power that a liquidating trust, within the meaning of Treasury Regulations Section 301.7701-4(d), is permitted to hold, pursuant to the Treasury Regulations, or any modification in the IRS guidelines, whether set forth in IRS rulings, other IRS pronouncements or otherwise. The Liquidating Trustee may expend the Cash of the Liquidating Trust (a) as reasonably necessary to meet contingent liabilities and to maintain the value of the respective assets of the Liquidating Trust during liquidation, (b) to pay the reasonable costs and expenses (including, without limitation, any taxes imposed on the Liquidating Trust or the Liquidating Trust Disputed Claims Reserve) and (c) to satisfy other respective liabilities incurred by the Liquidating Trust in accordance with this Trust Agreement, the Plan, or the Schemes.

     3.13 Authorization to Expend Liquidating Trust Assets. The Liquidating Trustee may expend the Liquidating Trust Assets (a) as reasonably necessary to maintain the value of the Liquidating Trust Assets during liquidation, (b) to pay all costs and expenses of the Liquidating Trust (including, without limitation, any taxes imposed on the Liquidating Trust and the Liquidating Trust Disputed Claims Reserve), (c) to fund the costs and expenses of the Liquidating Trust Disputed Claims Reserve, and (d) to satisfy all other liabilities incurred or assumed by the

--------------------------------------------------------------------------------
Liquidating Trust Agreement

Liquidating Trust (or to which the Liquidating Trust Assets are otherwise subject) in accordance with this Trust Agreement, the Plan or the Schemes.

                                    ARTICLE 4

                                   TAX MATTERS

     4.1 Federal Income Tax Treatment of the Trust for the Liquidating Trust Assets.

               (i) Liquidating Trust Assets Treated as Owned by Creditors. For all federal income tax purposes, all parties (including, without limitation, the Debtors, the Liquidating Trustee, and the Beneficiaries) shall treat the transfer of the Liquidating Trust Assets to the Liquidating Trust for the benefit of the Beneficiaries as (A) a transfer of the Liquidating Trust Assets directly to the Beneficiaries followed by (B) the transfer by such holders to the Liquidating Trust of the Liquidating Trust Assets in exchange for beneficial interests in the Liquidating Trust. Accordingly, the Beneficiaries shall be treated for federal income tax purposes as the grantors and owners of their respective share of the Liquidating Trust Assets.

               (ii) Tax Reporting.

                    A. The Liquidating Trustee shall file returns for the Liquidating Trust as a grantor trust pursuant to Treasury Regulation section 1.671-4(a) and in accordance with this Article 4. The Liquidating Trustee shall also annually send to each holder of a beneficial interest a separate statement setting forth the holder's share of items of income, gain, loss, deduction or credit and will instruct all such holders to report such items on their federal income tax returns. The Liquidating Trust's taxable income, gain, loss, deduction or credit will be allocated (subject to subsection C hereof, relating to Disputed Claims) to the Beneficiaries in accordance with their relative beneficial interests in the Liquidating Trust.

                    B. As soon as possible after the Effective Date, the Liquidating Trustee shall make a good faith valuation of the Liquidating Trust Assets, and such valuation shall be used consistently by all parties (including, without limitation, the Debtors, the Liquidating Trustee, and the Beneficiaries) for all federal income tax purposes. The Liquidating Trustee shall also file (or cause to be filed) any other statements, returns or disclosures relating to the Liquidating Trust that are required by any governmental unit.

                    C. Subject to definitive guidance from the IRS or a court of competent jurisdiction to the contrary (including the receipt by the Liquidating Trustee of a private letter ruling if the Liquidating Trustee so requests one, or the receipt of an adverse determination by the IRS upon audit if not contested by the Liquidating Trustee), the Liquidating Trustee shall (i) treat such Liquidating Trust Assets allocable to, or retained on account of, Disputed Claims in Class F (the "Disputed Class F Claims") as held by a discrete trust for federal income tax purposes (the "Liquidating Trust Disputed Claims Reserve"), consisting of separate and independent shares to be established in respect of each Disputed Class F Claim, in accordance with the trust provisions of the Tax Code (section 641 et seq.),
     (ii) treat as taxable income or loss of the Liquidating Trust Disputed
     Claims

--------------------------------------------------------------------------------
Liquidating Trust Agreement

     Reserve, with respect to any given taxable year, the portion of the taxable income or loss of the Liquidating Trust that would have been allocated to the holders of Disputed Class F Claims had such Claims been Allowed on the Effective Date (but only for the portion of the taxable year with respect to which such Disputed Class F Claims are unresolved), (iii) treat as a distribution from the Liquidating Trust Disputed Claims Reserve any increased amounts distributed by the Liquidating Trust as a result of any Disputed Class F Claims resolved earlier in the taxable year, to the extent such distributions relate to taxable income or loss of the Liquidating Trust Disputed Claims Reserve determined in accordance with the provisions hereof, and (iv) to the extent permitted by applicable law, shall report consistent with the foregoing for state and local income tax purposes. All Beneficiaries shall report, for tax purposes, consistent with the foregoing.

                    D. The Liquidating Trustee shall be responsible for payments, out of the Liquidating Trust Assets, of any taxes imposed on the trust or its assets, including the Liquidating Trust Disputed Claims Reserve. In the event, and to the extent, any Cash retained on account of Disputed Class F Claims in the Liquidating Trust Disputed Claims Reserve is insufficient to pay the portion of any such taxes attributable to the taxable income arising from the assets allocable to, or retained on account of, Disputed Class F Claims, such taxes paid by the Liquidating Trustee other than from the Liquidating Trust Disputed Claims Reserve shall be (i) reimbursed from any subsequent Cash amounts retained on account of Disputed Class F Claims or (ii) to the extent such Disputed Class F Claims have subsequently been resolved, deducted from any amounts distributable by the Liquidating Trustee as a result of the resolutions of such Disputed Claims.

                    E. The Liquidating Trustee may request an expedited determination of Taxes of the Liquidating Trust, including the Liquidating Trust Disputed Claims Reserve under section 505(b) of the Bankruptcy Code for all returns filed for, or on behalf of, the Liquidating Trust for all taxable periods through the dissolution of the Liquidating Trust.

                                    ARTICLE 5

                    LIQUIDATING TRUST DISPUTED CLAIMS RESERVE

     5.1 Creation of Reserve. On the Effective Date, the Liquidating Trustee shall place an undivided interest in a portion of the Liquidating Trust Assets in the Liquidating Trust Disputed Claims Reserve for Disputed Class F Claims. The percentage of Liquidating Trust Assets so placed in the Liquidating Trust Disputed Claims Reserve shall equal 5.89%, multiplied by the aggregate amount of Class F Claims other than those that are Allowed as of the Effective Date, divided by the aggregate amount of Class F Claims (the "Reserved Trust Assets").

     5.2 Withholding Pending Allowance of Claims. The Liquidating Trustee shall withhold from any property to be distributed to Allowed Class F Claims under this Trust Agreement the Reserved Trust Assets and shall hold such property in trust pending resolution of the Disputed Class F Claims, together with all earnings thereon (net of any expenses allocable thereto, including, without limitation, any taxes imposed thereon or otherwise payable by the trust).

--------------------------------------------------------------------------------
Liquidating Trust Agreement

                                    ARTICLE 6

                                  DISTRIBUTIONS

     6.1 Delivery of Liquidating Trust Distributions. (a) All distributions under this Trust Agreement to any holder of an Allowed Claim in Class F shall be made at the address of such holder as set forth on the Schedules or on the books and records of the Debtors or their agents, unless the Liquidating Trustee has been notified in writing of a change of address, including, without limitation, by the filing of a proof of claim or interest by such holder that contains an address for such holder different from the address reflected on the Schedules for such holder. In the event that any distribution to any holder is returned as undeliverable, the Liquidating Trustee shall use reasonable efforts to determine the current address of such holder, but no distribution to such holder shall be made unless and until the Liquidating Trustee has determined the then current address of such holder, at which time such distribution shall be made to such holder without interest; provided, however, that such undeliverable or unclaimed distributions shall be deemed unclaimed property at the expiration of one year from the date of distribution. The Liquidating Trustee shall reallocate the undeliverable and unclaimed distributions from Class F for the benefit of the holders of other Claims in Class F.

     (b) All distributions under this Trust Agreement to holders of Allowed Claims in Classes C, D and E shall be made as directed on or about the Effective Date by the person or entity set forth in Section 12.6 hereof for that class for distribution to those holders; provided, it is understood that, notwithstanding any instructions to the contrary, distributions to certain holders of Allowed Claims in Class E (referred to as the so called "Frontier Noteholders") shall be subject to and made in accordance with that certain Stipulation and Agreement, approved by the Bankruptcy Court on December 4, 2003.

     6.2 Manner of Payment. At the option of the Liquidating Trustee, any Cash payment to be made under this Trust Agreement may be made by a check or wire transfer or as otherwise required or provided in applicable agreements.

     6.3 Cash Distributions. No Cash distributions shall be required to be made in an amount less than $5.00. Any funds so withheld and not distributed shall be held in reserve and distributed in subsequent distributions. Notwithstanding the foregoing, all cash shall be distributed in the final liquidating distribution of the Liquidating Trust.

     6.4 Distributions After Resolution of Class F Claims. On the next scheduled distribution date after a Disputed Class F Claim becomes an Allowed Claim, the Liquidating Trustee shall distribute to the holder of such Claim such holder's Ratable Proportion of the property net of taxes distributable with respect to Allowed Class F Claims. To the extent that all or a portion of a Disputed Class F Claim is disallowed, the holder of such Claim shall not receive any distribution on account of the portion of such Claim that is disallowed, and the portion of Reserved Trust Assets attributable to such disallowed Claim shall be removed from the Liquidating Trust Disputed Claims Reserve and reallocated to and among Allowed Class F Claims pro rata in proportion to their respective Liquidating Trust Interests.

--------------------------------------------------------------------------------
Liquidating Trust Agreement

                                    ARTICLE 7

                               SUCCESSOR TRUSTEES

     7.1 Resignation. A Trustee may resign by giving not less than ninety (90) days' prior written notice thereof to the holders of Liquidating Trust Interests. Such resignation shall become effective on the later to occur of: (i) the day specified in such notice; or (ii) the appointment of a successor Trustee and the acceptance by such successor Trustee of such appointment. If a successor Trustee is not appointed or does not accept its appointment within ninety (90) days following delivery of notice of resignation, the Liquidating Trustee may petition the Bankruptcy Court for the appointment of a successor Trustee.

     7.2 Removal of Consensual Trustee. The Consensual Trustee (and its successors) may be removed at any time by the vote of at least three (3) of the other Trustees. If such other Trustees take any action to remove the Consensual Trustee pursuant to this Section 7.2, such other Trustees may, in connection with such action, appoint a successor Consensual Trustee. Any failure to so appoint a successor Consensual Trustee will result in the appointment of a successor Consensual Trustee in accordance with the provisions of Section 7.3 hereof. Any removal pursuant to this Section 7.2 shall be effective on the date specified in any such action taken by Trustees.

     7.3 Appointment of Successor upon Removal, Resignation, or Incapacity. If a Trustee is removed pursuant to Section 7.2 hereof, resigns pursuant to Section
7.1 hereof, or otherwise is incapable of serving as Trustee, a successor Trustee shall be appointed as follows: the successors to the Trustees that had been designated by the Agent (and their successors) shall be appointed by the Agent (and its successors and assigns); the successor to the Trustee that had been designated by or on behalf of the bondholders on the Creditors Committee shall be appointed by Joel L. Klein (and his successors and assigns); the successor to the Trustee that had been designated by or on behalf of the trade creditors on the Creditors Committee shall be appointed by David J. Ferrari (and his successors and assigns); and the successor to the Consensual Trustee (and its successors) shall be appointed by at least three (3) of the other Trustees. If a successor Trustee is not appointed or does not accept its appointment within seventy-five (75) days following such action for removal, delivery of notice of resignation, or incapacity of the predecessor Trustee, as the case may be, any holder of Liquidating Trust Interests may petition the Bankruptcy Court for the appointment of a successor Trustee consistent with the intent of this Trust Agreement.

     7.4 Acceptance of Appointment by Successor Trustee. Any successor Trustee appointed hereunder shall execute an instrument accepting such appointment hereunder and shall file such acceptance with the Liquidating Trust records. Thereupon, such successor Trustee shall, without any further act, become vested with all the estates, properties, rights, powers, trusts and duties of its predecessor in the Liquidating Trust with like effect as if originally named herein; provided, however, that a removed, incapacitated, or resigning Trustee shall, nevertheless, when requested in writing by the successor Trustee, execute and deliver an instrument or instruments conveying and transferring to such successor Trustee under the Liquidating Trust all the estates, properties, rights, powers, and trusts of such predecessor Trustee.

--------------------------------------------------------------------------------
Liquidating Trust Agreement

                                   ARTICLE 8

                                 INDEMNIFICATION

     8.1 Indemnification of Liquidating Trustee. The Liquidating Trustee, and the Liquidating Trustee's agents, representatives, designees, and professionals, and their respective employees, shall not be liable for actions taken or omitted by any individual Trustee, agent, representative, designee, professional, or employee, and shall not be liable for any actions taken or omitted in its capacity as, or on behalf of, the Liquidating Trustee (or individual Trustee), except those acts or omissions arising out of its or their own willful misconduct, fraud, or gross negligence, and each shall be entitled to indemnification and reimbursement for fees and expenses in defending any and all of its actions or inactions in its capacity as, or on behalf of, the Liquidating Trustee, except for any actions or inactions involving willful misconduct, fraud, or gross negligence. Any indemnification claim of the Liquidating Trustee (and the other parties entitled to indemnification under this Section 8.2) shall be satisfied first from the Estate Representative Expense Fund and then from the Liquidating Trust Assets provided, however, that before any distribution from the Estate Representative Expense Fund to New Global Crossing, any sums paid from the Liquidating Trust Assets pursuant to this section shall be reimbursed to the Liquidating Trust from the Estate Representative Expense Fund. The Liquidating Trustee shall be entitled to rely, in good faith, on the advice of its retained professionals. The Liquidating Trust shall indemnify and hold harmless the Liquidating Trustee and its Trustees, designees, and professionals, and all duly designated agents and representatives thereof, from and against and in respect of all liabilities, losses, damages, claims, costs, and expenses, including without limitation attorneys' fees and costs arising out of or due to their actions or omissions, or consequences of such actions or omissions, with respect to the Liquidating Trust or the implementation or administration of this Trust Agreement and the Plan; provided, however, that no such indemnification will be made for such actions or omissions as a result of willful misconduct, fraud, or gross negligence.

                                   ARTICLE 9

                REPORTS TO HOLDERS OF LIQUIDATING TRUST INTERESTS

     9.1 Securities Laws, Tax and Other Reports to Holders of Liquidating Trust Interests.

          (a) Securities Laws. Under section 1145 of the Bankruptcy Code, the issuance of Liquidating Trust Interests under the Plan shall be exempt from registration under the Securities Act of 1933 and applicable state and local laws requiring registration of securities. If the Liquidating Trustee determines, with the advice of counsel, that the Liquidating Trust is required to comply with the registration and reporting requirements of the Securities Exchange Act of 1934, as amended, or the Investment Company Act of 1940, as amended, then the Liquidating Trustee shall take any and all actions to comply with such reporting requirements and file periodic reports with the Securities and Exchange Commission.

          (b) Other Reporting. If the Liquidating Trustee is not required to file the periodic reports referred to in Section 9.1(a) above, as soon as practicable after December 31 of each year, commencing with the year ending December 31, 2004, and as soon as practicable upon termination of the Liquidating Trust, the Liquidating Trustee shall submit to each holder of Liquidating Trust

--------------------------------------------------------------------------------
Liquidating Trust Agreement

Interests appearing on its records as of such date or the date of termination a written report including, without limitation, the following: (i) financial statements of the Liquidating Trust for such period prepared on a modified cash basis or other comprehensive basis of accounting, and, if the end of a calendar year, a report of an independent certified public accountant employed by the Liquidating Trustee, which report shall reflect the result of such procedures relating to the financial accounting administration of the Liquidating Trust as approved by the Liquidating Trustee; and (ii) a description of any action taken by the Liquidating Trustee in the performance of its duties that materially affects the Liquidating Trust and of which notice has not previously been given to the holders of Liquidating Trust Interests. The Liquidating Trustee shall promptly submit additional reports to the holders of Liquidating Trust Interests whenever a material event or change occurs that affects either the Liquidating Trust or the rights of the holders of Liquidating Trust Interests hereunder. The annual reports furnished pursuant to this Section 9.1(b) shall include a description of the progress of converting Liquidating Trust Assets to Cash and making distributions to holders of Liquidating Trust Interests and any other material information relating to the Liquidating Trust Assets and the administration of the Liquidating Trust.

          (c) Tax Reporting. By March 31 (if such day is not a Business Day, the first Business Day thereafter) following the end of each calendar year, the Liquidating Trustee shall submit to each holder of a Liquidating Trust Interest appearing on its records during such year a separate statement setting forth the holder's share of items of income, gain, loss, deduction or credit and will instruct all such holders to report such items on their federal income tax returns. The Liquidating Trust's taxable income, gain, loss, deduction, and credit will be allocated pro rata to the holders of Liquidating Trust Interests in accordance with such holders' respective beneficial interests in the Trust, subject to the provisions of Article 5 hereof relating to Disputed Class F Claims. In addition, the Liquidating Trustee shall file all tax returns required to be filed with respect to the Liquidating Trust Disputed Claims Reserve, shall report on such returns in a manner consistent with Article 4 hereof, and shall pay all taxes on such returns in accordance with Article 4 hereof. The Liquidating Trustee shall file (or cause to be filed) any other statements, returns, or disclosures relating to the Liquidating Trust that are required by any governmental authority.

          (d) Any report required to be distributed by the Liquidating Trustee under Section 9.1(b) hereof shall also be distributed to the Persons listed in
Section 12.6 hereof within ten Business Days of its distribution to holders of Liquidating Trust Interests under Section 9.1(b) hereof. The Liquidating Trustee may post any report required to be provided under this Section 9.1 on a web site maintained by the Liquidating Trustee in lieu of actual notice to holders of Liquidating Trust Interests (unless otherwise required by law) subject to providing notice to the Persons listed in Section 12.6 herein.

                                   ARTICLE 10

                        TERMINATION OF LIQUIDATING TRUST

     10.1 Termination of Liquidating Trust. The Liquidating Trust will terminate on the earlier of: (a) thirty (30) days after the final distribution of all of the Liquidating Trust Assets in accordance with the terms of this Trust Agreement and the Plan; or (b) the fifth (5th) anniversary of the Effective Date. Notwithstanding the foregoing, multiple fixed-term extensions can be obtained so long as Bankruptcy Court approval upon motion and a showing that such extension is necessary

--------------------------------------------------------------------------------
Liquidating Trust Agreement
to facilitate or complete the recovery and liquidation of the Liquidation Trust Assets is obtained within six (6) months before the expiration of the original term and each extended term. The aggregate of all such extensions shall not exceed three (3) years, unless the Liquidating Trustee receives a favorable ruling from the IRS that any further extension would not adversely affect the status of the Liquidating Trust as a liquidating trust within the meaning of Treasury Regulations Section (S) 301.7701-4(d) for federal income tax purposes. The Liquidating Trustee shall not unduly prolong the duration of the Liquidating Trust and shall at all times endeavor to resolve, settle or otherwise dispose of all claims that constitute Liquidating Trust Assets and to effect the distribution of the Liquidating Trust Assets to the holders of the Liquidating Trust Interests in accordance with the terms hereof and terminate the Liquidating Trust as soon as practicable.

                                   ARTICLE 11

                              AMENDMENT AND WAIVER

     11.1 Amendment and Waiver.

     (a) The Liquidating Trustee may amend, supplement or waive any provision of, this Trust Agreement, without notice to or the consent of any Beneficiary or the approval of the Bankruptcy Court: (i) to cure any ambiguity, omission, defect or inconsistency in this Agreement provided that such amendments, supplements or waivers shall not adversely affect the Distributions to be made under this Trust Agreement to any Beneficiaries, or adversely affect the U.S. Federal income status of the Liquidating Trust as a "liquidating trust" (in accordance with Section 1.2 hereof); (ii) to comply with any requirements in connection with the U.S. Federal income status of the Liquidating Trust as a "liquidating trust"; (iii) to comply with any requirements in connection with maintaining that the Liquidating Trust is not subject to the registration or reporting requirements of the Securities Exchange Act of 1934, as amended, or the Investment Company Act of 1940, as amended; and (iv) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee in accordance with the terms of this Trust Agreement and the Plan.

     (b) Any substantive provision of this Trust Agreement may be amended or waived by the Liquidating Trustee with the approval of the Bankruptcy Court, or by the Liquidating Trustee, provided, however, that no change may be made to this Trust Agreement that would adversely affect the Distributions to be made under this Trust Agreement to any Beneficiaries, or adversely affect the U.S. Federal income status of the Liquidating Trust as a "liquidating trust" (in accordance with Section 1.2 hereof). Notwithstanding this Section 11.1, any amendments to this Trust Agreement shall not be inconsistent with the purpose and intention of the Liquidating Trust to liquidate in an expeditious but orderly manner the Liquidating Trust Assets in accordance with Treasury Regulations Section 301.7701-4(d) and Section 1.2 hereof.

                                   ARTICLE 12

                            MISCELLANEOUS PROVISIONS

     12.1 Intention of Parties to Establish Liquidating Trust. This Trust Agreement is intended to create a liquidating trust for federal income tax purposes and, to the extent provided by law, shall be governed and construed in all respects as such a trust and any ambiguity herein shall

--------------------------------------------------------------------------------
Liquidating Trust Agreement
be construed consistent herewith and, if necessary, this Trust Agreement may be amended to comply with such federal income tax laws, which amendments may apply retroactively.

     12.2 Preservation of Privilege and Defenses. In connection with the rights, claims, and causes of action that constitute the Liquidating Trust Assets, any attorney-client privilege, work-product privilege, or other privilege or immunity attaching to any documents or communications (whether written or oral) transferred to the Liquidating Trust shall vest in the Liquidating Trustee and its representatives, and the Debtors are authorized to take all necessary actions to effectuate the transfer of such privileges and available defenses.

     12.3 Prevailing Party. If the Liquidating Trustee or the Liquidating Trust, as the case may be, is the prevailing party in a dispute regarding the provisions of this Trust Agreement or the enforcement thereof, the Liquidating Trustee or the Liquidating Trust, as the case may be, shall be entitled to collect any and all costs, expenses and fees, including attorneys' fees, from the non-prevailing party incurred in connection with such dispute or enforcement action.

     12.4 Laws as to Construction. This Trust Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to rules governing the conflict of laws. In the event of any conflict between the terms of this Trust Agreement and the Plan or the Schemes, this Trust Agreement shall control.

     12.5 Severability. If any provision of this Trust Agreement or the application thereof to any Person or circumstance shall be finally determined by a court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Trust Agreement, or the application of such provision to Persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and such provision of this Trust Agreement shall be valid and enforced to the fullest extent permitted by law.

     12.6 Notices. Any notice or other communication to a beneficiary hereunder shall be in writing (including by facsimile transmission or by e-mail) and shall be deemed to have been sufficiently given, for all purposes, if deposited, postage prepaid, in a post office or letter box addressed to the person for whom such notice is intended as set forth in the register maintained by the Liquidating Trustee (or, in the case of notice by facsimile transmission or e-mail, when received and telephonically or electronically confirmed), addressed as follows (provided, however, that only one notice or other communication hereunder need be sent to holders sharing the same address).

     12.7 Headings. The section headings contained in this Trust Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of this Trust Agreement or of any term or provision hereof.

     12.8 Counterparts. This Trust Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument, but all together shall constitute one agreement.

     12.9 Relationship to the Plan and the Schemes. The principal purpose of this Trust Agreement is to aid in the implementation of the Plan and the Schemes and therefore this Trust Agreement incorporates the provisions of the Plan and the Schemes. To that end, the Liquidating

--------------------------------------------------------------------------------
Liquidating Trust Agreement

Trustee shall have full power and authority to take any action consistent with the purpose and provisions of the Plan and the Schemes, and to seek any orders from the Bankruptcy Court in furtherance of implementation of this Trust Agreement, the Plan and the Schemes. If any provisions of this Trust Agreement are found to be inconsistent with the provisions of the Plan or the Schemes, the provisions of this Trust Agreement shall control.

     12.10 No Bond. The Liquidating Trustee and each Trustee may serve without bond.

     12.11 Confidentiality. The Liquidating Trustee and each Trustee shall, during the period that they serve in such capacity under this Trust Agreement and following either the termination of this Trust Agreement or such Liquidating Trustee's removal, incapacity, or resignation hereunder, hold strictly confidential and not use for personal gain any material, non-public information of or pertaining to any entity to which any of the Liquidating Trust Assets relates or of which it has become aware in its capacity as Liquidating Trustee or Trustee.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

--------------------------------------------------------------------------------
Liquidating Trust Agreement

          IN WITNESS WHEREOF, the parties hereto have either executed and acknowledged this Trust Agreement, or caused it to be executed and acknowledged on their behalf by their duly authorized officers all as of the date first above written.

                                        DEBTORS AND DEBTORS IN POSSESSION


                                        By: /s/ Mitchell Sussis
                                            ------------------------------------
                                            Name:  Mitchell Sussis
                                            Title: Attorney-In-Fact

--------------------------------------------------------------------------------
Liquidating Trust Agreement

                                        Executed by the undersigned in their
                                        capacity as:

                                        LIQUIDATING TRUSTEE AND ESTATE
                                        REPRESENTATIVE:


                                        /s/ Theodore Altman
                                        ----------------------------------------
                                        Theodore Altman


                                        /s/ David J. Ferrari
                                        ----------------------------------------
                                        David J. Ferrari


                                        /s/ Joel L. Klein
                                        ----------------------------------------
                                        Joel L. Klein


                                        /s/ Denis J. Taura
                                        ----------------------------------------
                                        Denis J. Taura

--------------------------------------------------------------------------------
Liquidating Trust Agreement

                                    Exhibit A

                                     Debtors

--------------------------------------------------------------------------------
1.  Global Crossing North America, Inc.
--------------------------------------------------------------------------------
2.  Global Crossing Ltd.
--------------------------------------------------------------------------------
3.  Atlantic Crossing Ltd.
--------------------------------------------------------------------------------
4.  Atlantic Crossing Holdings Ltd.
--------------------------------------------------------------------------------
5.  Global Crossing Cyprus Holdings Limited
--------------------------------------------------------------------------------
6.  GC Pan European Crossing Luxembourg I S.a.r.l.
--------------------------------------------------------------------------------
7.  GC Pan European Crossing Luxembourg II S.a.r.l.
--------------------------------------------------------------------------------
8.  GC Pan European Crossing Holdings B.V.
--------------------------------------------------------------------------------
9.  Mid-Atlantic Crossing Holdings Ltd.
--------------------------------------------------------------------------------
10. Global Crossing Holdings U.K. Limited
--------------------------------------------------------------------------------
11. Global Crossing International Ltd.
--------------------------------------------------------------------------------
12. Global Crossing Network Center Ltd.
--------------------------------------------------------------------------------
13. Pan American Crossing U.K. Ltd.
--------------------------------------------------------------------------------
14. Mid-Atlantic Crossing Ltd.
--------------------------------------------------------------------------------
15. Pan American Crossing Holdings Ltd.
--------------------------------------------------------------------------------
16. South American Crossing Holdings Ltd.
--------------------------------------------------------------------------------
17. Pan American Crossing Ltd.
--------------------------------------------------------------------------------
18. Atlantic Crossing Holdings U.K. Limited
--------------------------------------------------------------------------------
19. ALC Communications Corporation
--------------------------------------------------------------------------------
20. Budget Call Long Distance, Inc.
--------------------------------------------------------------------------------
21. Business Telemanagement, Inc.
--------------------------------------------------------------------------------
22. GC Dev. Co., Inc.
--------------------------------------------------------------------------------
23. GC Mart LLC
--------------------------------------------------------------------------------
24. GC Pacific Landing Corp
--------------------------------------------------------------------------------
25. Global Crossing Advanced Card Services, Inc.
--------------------------------------------------------------------------------
26. Global Crossing Bandwidth, Inc.
--------------------------------------------------------------------------------
27. Global Crossing Billing, Inc.
--------------------------------------------------------------------------------
28. Global Crossing Development Co.
--------------------------------------------------------------------------------
29. Global Crossing Employee Services, Inc.
--------------------------------------------------------------------------------
30. Global Crossing GlobalCenter Holdings, Inc.
--------------------------------------------------------------------------------
31. Global Crossing Government Markets USA, Inc.
--------------------------------------------------------------------------------
32. Global Crossing Holdings USA LLC
--------------------------------------------------------------------------------
33. Global Crossing Internet Dial-Up, Inc.
--------------------------------------------------------------------------------
34. Global Crossing Latin America & Caribbean Co.
--------------------------------------------------------------------------------
35. Global Crossing Local Services, Inc.
--------------------------------------------------------------------------------
36. Global Crossing North American Holdings, Inc.
--------------------------------------------------------------------------------
37. Global Crossing Management Services, Inc.
--------------------------------------------------------------------------------
38. Global Crossing North American Networks, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Liquidating Trust Agreement

--------------------------------------------------------------------------------
39. Global Crossing Telecommunications, Inc.
--------------------------------------------------------------------------------
40. Global Crossing Telemanagement VA LLC
--------------------------------------------------------------------------------
41. Global Crossing Telemanagement, Inc.
--------------------------------------------------------------------------------
42. Global Crossing USA, Inc.
--------------------------------------------------------------------------------
43. Global Crossing Ventures, Inc.
--------------------------------------------------------------------------------
44. GT Landing Corp.
--------------------------------------------------------------------------------
45. GT Landing II Corp.
--------------------------------------------------------------------------------
46. MAC Landing Corp.
--------------------------------------------------------------------------------
47. Metaclorin Investco II, Inc.
--------------------------------------------------------------------------------
48. PAC Landing Corp.
--------------------------------------------------------------------------------
49. Subsidiary Telco LLC
--------------------------------------------------------------------------------
50. US Crossing, Inc.
--------------------------------------------------------------------------------
51. IXNet, Inc.
--------------------------------------------------------------------------------
52. GC St. Croix Company, Inc.
--------------------------------------------------------------------------------
53. Equal Access Networks, LLC
--------------------------------------------------------------------------------
54. Atlantic Crossing II Ltd.
--------------------------------------------------------------------------------
55. Global Crossing Holdings Ltd.
--------------------------------------------------------------------------------
56. GT U.K. Ltd.
--------------------------------------------------------------------------------
57. SAC Peru S.R.L.
--------------------------------------------------------------------------------
58. GC Pan European Crossing UK Limited
--------------------------------------------------------------------------------
59. Global Crossing Network Center (UK) Ltd.
--------------------------------------------------------------------------------
60. South American Crossing Ltd.
--------------------------------------------------------------------------------
61. GT Netherlands B.V.
--------------------------------------------------------------------------------
62. GC Hungary Holdings Vagyonkezelo Korlatolt Felelossegu Tarasag
--------------------------------------------------------------------------------
63. GC Pan European Crossing Nederland B.V.
--------------------------------------------------------------------------------
64. GC UK Holding Ltd.
--------------------------------------------------------------------------------
65. Global Crossing Conferencing Limited
--------------------------------------------------------------------------------
66. Global Crossing Europe Limited
--------------------------------------------------------------------------------
67. Global Crossing Intellectual Property Ltd.
--------------------------------------------------------------------------------
68. Global Crossing Intermediate UK Holdings Limited
--------------------------------------------------------------------------------
69. Global Crossing Ireland Limited
--------------------------------------------------------------------------------
70. Global Crossing Services Europe Limited
--------------------------------------------------------------------------------
71. Global Crossing Services Ireland Limited
--------------------------------------------------------------------------------
72. Global Crossing Venezuela B.V.
--------------------------------------------------------------------------------
73. IXnet UK Limited
--------------------------------------------------------------------------------
74. Mid-Atlantic Crossing Holdings UK Ltd.
--------------------------------------------------------------------------------
75. PC Panama Ltd.
--------------------------------------------------------------------------------
76. GC SAC Argentina S.R.L.
--------------------------------------------------------------------------------
77. SAC Brazil Ltda.
--------------------------------------------------------------------------------
78. Global Crossing Portfolio Holdings Ltd.
--------------------------------------------------------------------------------
79. Global Crossing IXNet EMEA Holdings Limited
--------------------------------------------------------------------------------
80. SAC Colombia Ltda.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Liquidating Trust Agreement

                                    EXHIBIT B

                                    Trustees

Theodore Altman
David J. Ferrari
Joel L. Klein
Denis J. Taura

----------